AXP(R)
                                                                        European
                                                                     Equity Fund

                                                          2002 SEMIANNUAL REPORT

(icon of) compass

American
   Express(R)
Funds

AXP European Equity Fund seeks to provide shareholders with capital appreciation.



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The New Old World

Europe is changing. Thanks to recent economic reforms, corporate restructuring and Europeans' increased appetite for stocks, the region's investment potential appears more promising than ever. AXP European Equity Fund aims to capitalize on that opportunity by investing in fast-growing companies in Europe's major markets.

CONTENTS

From the Chairman                        3

Portfolio Managers' Q & A                3

Fund Facts                               6

The 10 Largest Holdings                  7

Financial Statements                     8

Notes to Financial Statements           11

Investments in Securities               19

2   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

Although we see reason for optimism as the U.S. economy slowly improves, various factors continue to create uncertainty in the financial markets. Warnings about terrorist activities, doubts about the reliability of companies' financial information and growing unrest around the world have contributed to a volatile environment in 2002. While this short-term volatility is unsettling, we encourage you to keep a long-term perspective when it comes to your investments. At times like these, it is important for you to assess your own financial needs, set short- and long-term goals and develop a plan to obtain these goals. Your personal financial advisor can be an important asset in helping you meet your goals.

American Express Financial Corporation has set its own goals to assist you in meeting yours. It has taken steps toward improving the competitive ranking and investment performance of the American Express Funds and expanding the range of investment options. The members of the Board, the majority of whom are independent from American Express Financial Corporation, oversee these efforts and believe the steps that have been taken show promise for meeting the goals.

This Fund will join the other American Express Funds in holding shareholder meetings in November. We believe it is important for your voice as a Fund shareholder to be heard. When you receive your proxy statement, please take the time to consider the proposals and vote. The Board's recommendation on each proposal will be outlined in the proxy statement.

On behalf of the Board,

Arne H. Carlson

Portfolio Managers' Q & A

Q: How did AXP European Equity Fund perform for the six-month period ended April 30, 2002?

A: With the investment environment for European stocks showing slow improvement, AXP European Equity Fund generated a return of 6.14% for the period (Class A shares not including sales charges). By comparison, the Morgan Stanley Capital International Europe Index and the Lipper European Funds Index generated returns of 5.89% and 6.76%, respectively, for the same period.

3   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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Q: What factors affected the Fund's performance during the period?

A: Coming off of a very difficult first three quarters in 2001, equity markets in Europe began to show more positive movement at the end of 2001, benefiting the Fund during the semiannual period. By November, when the period began, European markets were in the midst of a rally fueled by short-term interest rate cuts by the European Central Bank and increasing fiscal stimulus for a weakened economy. Technology stocks, which were hard hit for more than a year, led the rally. Cyclical stocks, those of companies that tend to see better results as the economy improves, also benefited from encouraging economic signals. As we entered 2002, stock markets began to move sideways, but sentiment improved in late February and into March as investors began to expect that a robust economic recovery was underway or at least on the horizon. The period closed with a rather flat market in April, as investors appeared to be reassessing the direction of stocks. In the closing months of the period, the euro, Europe's common currency, finally broke out of its extended doldrums and enjoyed a measure of strength compared to the dollar. This trend helped to generate higher returns for the Fund.

Q: What changes did you make to the Fund's portfolio?

A: Early in the period, we were in the process of putting increasing emphasis on stocks of high-quality companies that would benefit from an upturn in the economy. At the same time, we trimmed the Fund's positions in more defensive segments of the market, but maintained some of its exposure to these stocks, as they are typically able to better weather some of the market's rougher periods. We also added some reinsurance companies, including Swiss Reinsurance, which we expected would benefit from a market that was ready to withstand rising insurance premiums. Early in 2002, we became bearish about prospects for investment banks, and reduced the Fund's holdings of a giant in that sector, Deutsche Bank. As expectations about an economic recovery grew, we took profits in some of the Fund's more defensive holdings, particularly among food producers and consumer staples issues. Based on the market's rally in March, we also took profits in some cyclical companies that had probably witnessed their best performance for the current cycle, including metals, mining, paper and building materials companies. We also sold out of the Fund's position in semiconductor stocks. Our primary focus in the Fund was on companies in a wide range of industries that could utilize real pricing power to help them generate reasonable profits.

Q: What is your outlook for the coming months?

A: One of the key questions now is whether corporate spending, which lagged significantly in 2001, will finally take center stage in helping push the global economy to the next level of growth. Up to this point, consumers have been the key to any economic growth. The jury remains out on this question, and that is contributing to some of the market's volatility as is the unstable situation in the Middle East and concerns that central banks will begin to raise short-term interest rates. Nevertheless, we still believe the general environment is improving for European equities, and that economic data will support higher prices for many types of stocks. In addition, recent strength in the euro could continue, which would also benefit the Fund's returns.

4   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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Q: How are you positioning the Fund in light of your outlook?

A: Our general emphasis toward cyclical stocks continues. However, we are somewhat cautious about rushing into stocks of companies that tend to perform well in the latter stages of an economic recovery. Typically, these are firms whose profits are derived from higher corporate capital expenditures. Given the uncertainty of the strength of a rebound in the economy, we will wait for further evidence of positive developments before buying stocks of these companies. Beyond that, we are generally positive about prospects for European stocks, and will seek to position the Fund as effectively as we can to take full advantage of opportunities in that region.

Mark Burgess

Richard Falle

Claire Barnes

Note to shareholders: In February 2002, Mark Burgess and Richard Falle succeeded Gavin Corr as co-portfolio managers of AXP European Equity Fund.

5   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $3.50
Oct. 31, 2001                                                     $3.30
Increase                                                          $0.20

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                        $ --
From long-term capital gains                                       $ --
Total distributions                                                $ --
Total return*                                                    +6.14%

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $3.45
Oct. 31, 2001                                                     $3.27
Increase                                                          $0.18

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                        $ --
From long-term capital gains                                       $ --
Total distributions                                                $ --
Total return*                                                    +5.50%

Class C -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $3.45
Oct. 31, 2001                                                     $3.27
Increase                                                          $0.18

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                        $ --
From long-term capital gains                                       $ --
Total distributions                                                $ --
Total return*                                                    +5.50%

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
April 30, 2002                                                    $3.50
Oct. 31, 2001                                                     $3.31
Increase                                                          $0.19

Distributions -- Nov. 1, 2001 - April 30, 2002
From income                                                        $ --
From long-term capital gains                                       $ --
Total distributions                                                $ --
Total return*                                                    +5.86%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

6   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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The 10 Largest Holdings
                                              Percent              Value
                                          (of net assets) (as of April 30, 2002)
BP (United Kingdom)                             4.4%            $8,922,880
Novartis (Switzerland)                          4.3              8,869,906
GlaxoSmithKline (United Kingdom)                3.8              7,691,000
TotalFinaELF (France)                           3.3              6,733,577
HSBC Holdings (United Kingdom)                  3.1              6,345,660
Vodafone Group (United Kingdom)                 3.0              6,206,096
Koninklijke (Royal) Philips Electronics
(Netherlands)                                   2.9              6,041,035
Royal Bank of Scotland Group (Scotland)         2.9              5,959,974
BNP Paribas (France)                            2.7              5,524,177
Banco Santander Central Hispano (Spain)         2.6              5,273,331

Certain foreign investment risks include: changes in currency exchange rates, adverse political or economic order, and lack of similar regulatory requirements followed by U.S. companies.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(picture of) pie chart

The 10 holdings listed here make up 33.0% of net assets

7   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP European Equity Fund

April 30, 2002 (Unaudited)
Assets
Investments in securities, at value (Note 1)
   (identified cost $197,637,812)                                                             $203,930,529
Cash in bank on demand deposit                                                                      52,160
Capital shares receivable                                                                            7,444
Dividends and accrued interest receivable                                                          726,812
Receivable for investment securities sold                                                        2,275,171
Unrealized appreciation on foreign currency contracts held, at value (Notes 1 and 5)                 1,584
                                                                                                     -----
Total assets                                                                                   206,993,700
                                                                                               -----------
Liabilities
Capital shares payable                                                                              21,351
Payable for investment securities purchased                                                      1,891,444
Accrued investment management services fee                                                           4,483
Accrued distribution fee                                                                             2,788
Accrued transfer agency fee                                                                          1,336
Accrued administrative services fee                                                                    336
Other accrued expenses                                                                             168,902
                                                                                                   -------
Total liabilities                                                                                2,090,640
                                                                                                 ---------
Net assets applicable to outstanding capital stock                                            $204,903,060
                                                                                              ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                      $    588,694
Additional paid-in capital                                                                     287,609,520
Undistributed net investment income                                                                 16,850
Accumulated net realized gain (loss) (Note 7)                                                  (89,629,550)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                   6,317,546
                                                                                                 ---------
Total -- representing net assets applicable to outstanding capital stock                      $204,903,060
                                                                                              ============
Net assets applicable to outstanding shares:               Class A                            $136,995,084
                                                           Class B                            $ 65,467,722
                                                           Class C                            $  2,406,608
                                                           Class Y                            $     33,646
Net asset value per share of outstanding capital stock:    Class A shares     39,192,306      $       3.50
                                                           Class B shares     18,969,622      $       3.45
                                                           Class C shares        697,871      $       3.45
                                                           Class Y shares          9,610      $       3.50
                                                                                   -----      ------------

See accompanying notes to financial statements.

8   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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
Statement of operations
AXP European Equity Fund

Six months ended April 30, 2002 (Unaudited)
Investment income
Income:
Dividends                                                                                      $ 2,087,284
Interest                                                                                            94,124
   Less foreign taxes withheld                                                                    (315,139)
                                                                                                  --------
Total income                                                                                     1,866,269
                                                                                                 ---------
Expenses (Note 2):
Investment management services fee                                                                 802,294
Distribution fee
   Class A                                                                                         176,150
   Class B                                                                                         328,502
   Class C                                                                                          11,779
Transfer agency fee                                                                                293,730
Incremental transfer agency fee
   Class A                                                                                          22,012
   Class B                                                                                          17,892
   Class C                                                                                             741
Service fee -- Class Y                                                                                  20
Administrative services fees and expenses                                                           63,288
Compensation of board members                                                                        5,192
Custodian fees                                                                                      57,691
Printing and postage                                                                                34,152
Registration fees                                                                                   28,841
Audit fees                                                                                           7,125
Other                                                                                                2,145
                                                                                                     -----
Total expenses                                                                                   1,851,554
   Earnings credits on cash balances (Note 2)                                                       (1,916)
                                                                                                    ------
Total net expenses                                                                               1,849,638
                                                                                                 ---------
Investment income (loss) -- net                                                                     16,631
                                                                                                    ------
Realized and unrealized gain (loss) - net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                1,587,398
   Foreign currency transactions                                                                   (57,916)
                                                                                                   -------
Net realized gain (loss) on investments                                                          1,529,482
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           10,442,871
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           11,972,353
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $11,988,984
                                                                                               ===========

See accompanying notes to financial statements.

9   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
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
Statements of changes in net assets

AXP European Equity Fund
                                                                             April 30, 2002    Oct. 31, 2001
                                                                            Six months ended    Year ended
                                                                               (Unaudited)
Operations and distributions
Investment income (loss) -- net                                               $    16,631     $  1,015,633
Net realized gain (loss) on investments                                         1,529,482      (90,137,647)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies          10,442,871         (365,934)
                                                                               ----------         --------
Net increase (decrease) in net assets resulting from operations                11,988,984      (89,487,948)
                                                                               ----------      -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                    (103,228)        (947,831)
      Class B                                                                          --         (394,954)
      Class C                                                                          --          (11,536)
      Class Y                                                                         (51)            (366)
                                                                                      ---             ----
Total distributions                                                              (103,279)      (1,354,687)
                                                                                 --------       ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                     38,295,626      189,364,032
   Class B shares                                                               6,650,175       68,679,307
   Class C shares                                                                 939,202        2,514,656
   Class Y shares                                                                      --            7,956
Reinvestment of distributions at net asset value
   Class A shares                                                                 102,121          944,279
   Class B shares                                                                      --          393,915
   Class C shares                                                                      --           11,518
   Class Y shares                                                                      48              366
Payments for redemptions
   Class A shares                                                             (53,866,877)     (61,049,122)
   Class B shares (Note 2)                                                    (10,236,018)     (15,053,433)
   Class C shares (Note 2)                                                       (920,046)        (597,121)
   Class Y shares                                                                 (11,122)          (8,261)
                                                                                  -------           ------
Increase (decrease) in net assets from capital share transactions             (19,046,891)     185,208,092
                                                                              -----------      -----------
Total increase (decrease) in net assets                                        (7,161,186)      94,365,457
Net assets at beginning of period                                             212,064,246      117,698,789
                                                                              -----------      -----------
Net assets at end of period                                                  $204,903,060     $212,064,246
                                                                             ============     ============
Undistributed net investment income                                          $     16,850     $    103,498
                                                                             ------------     ------------

See accompanying notes to financial statements.

10   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Notes to Financial Statements

AXP European Equity Fund

(Unaudited as to April 30, 2002)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP International Fund, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP International Fund, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of European companies that offer growth potential.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write

11   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT
covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

12   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.80% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper European Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $33,777 for the six months ended April 30, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.00
o  Class B $20.00
o  Class C $19.50
o  Class Y $17.00

13   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $178,918 for Class A, $40,218 for Class B and $374 for Class C for the six months ended April 30, 2002.

During the six months ended April 30, 2002, the Fund's custodian and transfer agency fees were reduced by $1,916 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $141,547,139 and $157,732,823, respectively, for the six months ended April 30, 2002. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $46,585 for the six months ended April 30, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the periods indicated are as follows:

                                                   Six months ended April 30, 2002
                                         Class A       Class B     Class C     Class Y
Sold                                   11,280,113     1,967,987    275,350         --
Issued for reinvested distributions        29,865            --         --         14
Redeemed                              (15,783,325)   (3,024,149)  (269,288)    (3,186)
                                      -----------    ----------   --------     ------
Net increase (decrease)                (4,473,347)   (1,056,162)     6,062     (3,172)
                                       ----------    ----------      -----     ------

                                                   Year ended Oct. 31, 2001
                                         Class A       Class B     Class C     Class Y
Sold                                   44,101,232    15,955,667    589,613      1,733
Issued for reinvested distributions       204,390        85,634      2,504         79
Redeemed                              (16,262,102)   (4,174,342)  (157,907)    (2,118)
                                      -----------    ----------   --------     ------
Net increase (decrease)                28,043,520    11,866,959    434,210       (306)
                                       ----------    ----------    -------       ----

14   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

5. FOREIGN CURRENCY CONTRACTS
As of April 30, 2002, the Fund has a foreign currency exchange contract that obligates it to deliver currency at a specified future date. The unrealized appreciation and/or depreciation on this contract is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contract are as follows:

Exchange date            Currency to    Currency to   Unrealized    Unrealized
                        be delivered    be received  appreciation  depreciation
May 2, 2002                1,759,595      1,587,155    $1,584            $--
              European Monetary Unit    U.S. Dollar
                                                       ------            ---
Total                                                  $1,584            $--
                                                       ------            ---

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended April 30, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $86,850,064 as of Oct. 31, 2001, that will expire in 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

15  AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                        2002(j)    2001        2000(b)
Net asset value, beginning of period                                $3.30     $ 4.90       $4.95
Income from investment operations:
Net investment income (loss)                                           --        .02          --
Net gains (losses) (both realized and unrealized)                     .20      (1.59)       (.05)
Total from investment operations                                      .20      (1.57)       (.05)
Less distributions:
Distributions from realized gains                                      --       (.03)         --
Net asset value, end of period                                      $3.50     $ 3.30       $4.90

Ratios/supplemental data
Net assets, end of period (in millions)                              $137       $144         $76
Ratio of expenses to average daily net assets(c)                    1.52%(h)   1.37%(d)    1.34%(d),(h)
Ratio of net investment income (loss) to average daily net assets    .26%(h)    .69%       1.05%(h)
Portfolio turnover rate (excluding short-term securities)             69%       297%         52%
Total return(i)                                                     6.14%    (32.23%)     (1.01%)

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2002(j)      2001     2000(b)
Net asset value, beginning of period                                $3.27     $ 4.89       $4.95
Income from investment operations:
Net investment income (loss)                                         (.01)        --          --
Net gains (losses) (both realized and unrealized)                     .19      (1.59)       (.06)
Total from investment operations                                      .18      (1.59)       (.06)
Less distributions:
Distributions from realized gains                                      --      (.03)          --
Net asset value, end of period                                      $3.45     $ 3.27       $4.89

Ratios/supplemental data
Net assets, end of period (in millions)                               $65        $66         $40
Ratio of expenses to average daily net assets(c)                    2.29%(h)   2.14%(e)    2.12%(e),(h)
Ratio of net investment income (loss) to average daily net assets   (.50%)(h)  (.07%)       .05%(h)
Portfolio turnover rate (excluding short-term securities)             69%       297%         52%
Total return(i)                                                     5.50%    (32.71%)     (1.21%)

See accompanying notes to financial highlights.

16   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                        2002(j)     2001       2000(b)
Net asset value, beginning of period                                $3.27     $ 4.88       $4.95
Income from investment operations:
Net investment income (loss)                                         (.01)        --          --
Net gains (losses) (both realized and unrealized)                     .19      (1.58)       (.07)
Total from investment operations                                      .18      (1.58)       (.07)
Less distributions:
Distributions from realized gains                                      --       (.03)         --
Net asset value, end of period                                      $3.45     $ 3.27       $4.88
Ratios/supplemental data
Net assets, end of period (in millions)                                $2         $2          $1
Ratio of expenses to average daily net assets(c)                    2.31%(h)   2.14%(f)    2.12%(f),(h)
Ratio of net investment income (loss) to average daily net assets   (.49%)(h)  (.08%)       .15%(h)
Portfolio turnover rate (excluding short-term securities)             69%       297%         52%
Total return(i)                                                     5.50%    (32.57%)     (1.41%)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                        2002(j)       2001     2000(b)
Net asset value, beginning of period                                $3.31     $ 4.89       $4.95
Income from investment operations:
Net investment income (loss)                                          .01        .03          --
Net gains (losses) (both realized and unrealized)                     .18      (1.58)       (.06)
Total from investment operations                                      .19      (1.55)       (.06)
Less distributions:
Distributions from realized gains                                      --       (.03)         --
Net asset value, end of period                                      $3.50     $ 3.31       $4.89
Ratios/supplemental data
Net assets, end of period (in millions)                               $--        $--         $--
Ratio of expenses to average daily net assets(c)                    1.33%(h)   1.19%(g)    1.18%(g),(h)
Ratio of net investment income (loss) to average daily net assets    .40%(h)    .84%       1.29%(h)
Portfolio turnover rate (excluding short-term securities)             69%       297%         52%
Total return(i)                                                     5.86%    (31.89%)     (1.21%)

See accompanying notes to financial highlights.

17   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from June 26, 2000 (when shares became publicly available) to Oct. 31, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.53% and 2.21% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(e) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.30% and 2.98% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.30% and 2.99% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.35% and 2.09% for the year ended Oct. 31, 2001 and for the period ended Oct. 31, 2000, respectively.
(h)  Adjusted to an annual basis.
(i)  Total return does not reflect payment of a sales charge.
(j)  Six months ended April 30, 2002 (Unaudited).


18   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Investments in Securities
AXP European Equity Fund

April 30, 2002 (Unaudited)
(Percentages represent value of investments compared to net assets)

Common stocks (98.0%)(c)
Issuer                                       Shares           Value(a)

Finland (2.6%)
Communications equipment & services (1.6%)
Nokia                                        202,327         $3,274,410

Paper & packaging (1.0%)
Stora Enso                                   160,194          2,036,790

France (16.4%)
Automotive & related (1.0%)
PSA Peugeot Citroen                           43,176          2,147,605

Banks and savings & loans (4.0%)
BNP Paribas                                  105,698          5,524,177
Societe Generale Cl A                         39,202          2,684,693
Total                                                         8,208,870

Building materials & construction (3.5%)
Compagnie de Saint-Gobain                     29,462          5,044,158
Lafarge                                       22,402          2,125,632
Total                                                         7,169,790

Computers & office equipment (0.2%)
Cap Gemini                                     6,314            368,398

Energy (3.3%)
TotalFinaElf                                  44,427          6,733,577

Leisure time & entertainment (1.3%)
Accor                                         64,977          2,626,587

Miscellaneous (1.6%)
Suez Lyonnaise des Eaux                      111,553          3,322,199

Multi-industry conglomerates (1.5%)
Vivendi Universal                             97,330          3,103,846

Germany (9.1%)
Automotive & related (1.2%)
DaimlerChrysler                               54,018          2,497,059

Banks and savings & loans (1.7%)
Deutsche Bank                                 53,696          3,560,202

Health care (1.8%)
Schering                                      58,868          3,585,906

Insurance (2.9%)
Allianz                                       17,820          4,191,034
Muenchener
  Rueckversicherungs-Gesellschaft              7,137          1,768,566
Total                                                         5,959,600

Utilities -- electric (1.5%)
E.On                                          28,445          1,472,546
RWE                                           39,974          1,512,863
Total                                                         2,985,409

Italy (3.5%)
Banks and savings & loans (1.0%)
Unicredito Italiano                          442,281          2,052,477

Energy (2.5%)
ENI                                          338,997          5,208,266

Luxembourg (1.3%)
Metals
Arcelor                                      194,482(b)       2,681,290

Netherlands (7.3%)
Energy (1.4%)
Royal Dutch Petroleum                         52,884          2,802,041

Food (1.5%)
Unilever                                      48,673          3,135,935

Industrial equipment & services (3.0%)
Koninklijke (Royal)
  Philips Electronics                        195,625          6,041,035

Insurance (1.0%)
Aegon                                         90,845          2,087,440

Utilities -- telephone (0.4%)
Koninklijke (Royal)                          180,234            816,916

Portugal (1.5%)
Utilities -- telephone
Portugal Telecom                             417,194          3,045,061

Scotland (2.9%)
Banks and savings & loans
Royal Bank of Scotland Group                 207,812          5,959,974

See accompanying notes to investments in securities.

19   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Issuer                                        Shares          Value(a)

Spain (5.7%)
Banks and savings & loans (3.0%)
Banco Popular Espanol                         20,424           $837,569
Banco Santander
  Central Hispano                            569,271          5,273,331
Total                                                         6,110,900

Utilities -- electric (1.4%)
Endesa                                       189,926          2,909,419

Utilities -- telephone (1.3%)
Telefonica                                   254,842          2,728,100

Switzerland (13.7%)
Banks and savings & loans (2.4%)
UBS                                           99,724(b)       4,807,385

Chemicals (1.6%)
Syngenta                                      53,247          3,286,649

Food (2.1%)
Nestle                                        18,511          4,376,096

Health care (5.4%)
Novartis                                     211,481          8,869,906
Roche Holding                                 27,368          2,073,589
Total                                                        10,943,495

Insurance (2.2%)
Swiss Reinsurance                             45,168          4,558,341

United Kingdom (33.9%)
Airlines (1.0%)
British Airways                              621,189          2,138,672

Banks and savings & loans (2.1%)
HBOS                                         155,211          1,881,891
Lloyds TSB Group                             203,503          2,339,896
Total                                                         4,221,787

Building materials & construction (0.8%)
Invensys                                   1,087,537          1,703,732

Communications equipment & services (3.8%)
GlaxoSmithKline                              317,926          7,691,000

Computer software & services (1.5%)
Sage Group                                 1,035,205          2,987,034

Energy (4.4%)
BP                                         1,045,754          8,922,880

Financial services (3.1%)
HSBC Holdings                                537,580          6,345,660

Food (1.1%)
Compass Group                                366,854          2,282,810

Leisure time & entertainment (0.9%)
Granada                                    1,015,297          1,904,974

Media (1.4%)
British Sky Broadcasting Group               258,275(b)       2,890,628

Metals (1.7%)
BHP Billiton                                 351,828          1,881,677
Rio Tinto                                     87,493          1,625,669
Total                                                         3,507,346

Multi-industry conglomerates (1.6%)
Rentokil Initial                             830,018          3,271,926

Retail (5.5%)
Marks & Spencer Group                        684,021(b)       3,957,388
Marks & Spencer Group Cl B                   998,612(b)       1,007,488
Signet Group                               1,553,056          2,648,022
Tesco                                        957,527          3,669,910
Total                                                        11,282,808

Utilities -- electric (1.1%)
Natl Grid Group                              323,240          2,317,602

Utilities -- gas (0.9%)
Centrica                                     629,275          1,937,251

Utilities -- telephone (3.0%)
Vodafone Group                             3,845,263          6,206,096

Total common stocks
(Cost: $194,451,168)                                       $200,743,274

Short-term securities (1.6%)
Issuer                   Annualized         Amount             Value(a)
                        yield on date      payable at
                         of purchase        maturity

U.S. government agencies
Federal Home Loan Mtge Corp Disc Nt
  06-28-02                  1.69%           $800,000           $797,859
Federal Natl Mtge Assn Disc Nts
  06-03-02                  1.77             200,000            199,664
  08-05-02                  1.86           2,200,000          2,189,732
Total                                                         3,187,255

Total short-term securities
(Cost: $3,186,644)                                           $3,187,255

Total investments in securities
(Cost: $197,637,812)(d)                                    $203,930,529

See accompanying notes to investments in securities.

20   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.
(b)  Non-income producing.
(c)  Foreign security values are stated in U.S. dollars.
(d) At April 30, 2002, the cost of securities for federal income tax purposes was approximately $197,638,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $15,276,000
     Unrealized depreciation                                 (8,983,000)
                                                             ----------
     Net unrealized appreciation                            $ 6,293,000
                                                            -----------

21   AXP EUROPEAN EQUITY FUND -- SEMIANNUAL REPORT

AXP European Equity Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: AXEAX    Class B:AEEBX
Class C: N/A      Class Y:N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6016 C (6/02)